UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005

NEW VIACOM CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Broadway, New York, New York	10036
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.              Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement

                On December 19, 2005, New Viacom Corp. (“New Viacom”) and Viacom Inc. (“Viacom”) entered into a separation agreement that sets forth the allocation of assets, liabilities, rights and obligations of New Viacom and Viacom (to be renamed CBS Corporation) following the separation of Viacom into two publicly traded companies consisting of the businesses of New Viacom and CBS Corporation (“CBS Corp.”).

The separation agreement provides that:

•                  All of the assets primarily related to the New Viacom business as well as certain other specific assets, will be retained by or transferred to New Viacom or one of its subsidiaries;

•                  All of the assets of Viacom not retained by or transferred to New Viacom will be assets of CBS Corp. or one of its subsidiaries;

•                  Liabilities will be allocated to and assumed by New Viacom to the extent they are related to the New Viacom business, as well as certain other specified liabilities;

•                  Liabilities of Viacom not retained by or transferred to New Viacom will be liabilities of CBS Corp.;

•                  Specified liabilities related to businesses of Viacom that were sold or discontinued prior to the date of the separation will be assumed by New Viacom or will remain with CBS Corp.; and

•                  Shortly prior to the separation, which is expected to occur on December 31, 2005, New Viacom will pay a special cash dividend to Viacom (to be renamed CBS Corporation) in an amount sufficient to establish CBS Corp.’s opening debt balance from continuing operations at $7 billion, subject to certain adjustments.

                This description of the Separation Agreement is qualified in its entirety by reference to the text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9.              Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits

(c) Exhibits.           The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Separation Agreement dated as of December 19, 2005 by and between Viacom Inc. and New Viacom Corp.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW VIACOM CORP.
(Registrant)

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General
Counsel and Secretary

Date:       December 21, 2005

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Separation Agreement dated as of December 19, 2005 by and between Viacom Inc. and New Viacom Corp.